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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): October 30, 2002

                            AT&T COMCAST CORPORATION
                            (Exact Name of Registrant
                          as Specified in Its Charter)

                                  PENNSYLVANIA
                 (State or Other Jurisdiction of Incorporation)

               333-82460                                   27-0000798
       (Commission File Number)                (IRS Employer Identification No.)

          1500 MARKET STREET                               19102-2148
           PHILADELPHIA, PA                                (Zip Code)
   (Address of Principal Executive Office)


                                 (215) 665-1700
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)

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

ITEM 5. OTHER EVENTS.

We are filing this current report on Form 8-K for purposes of incorporating by reference the attached quarterly report on Form 10-Q of Comcast Corporation into the registration statement on Form S-4 relating to AT&T Corp.'s ("AT&T") pending exchange offer in respect of an aggregate of $11.8 billion of AT&T's existing debt securities. We are a co-registrant on the exchange offer registration statement.

ITEM 7(C). EXHIBITS.


Exhibit
Number                        Description
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99.1           Comcast Corporation Quarterly Report on Form 10-Q for the quarter ended September 30, 2002.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          AT&T Comcast Corporation



Date: October 30, 2002                    By  /s/ Arthur R. Block
                                              ----------------------------------
                                              Name: Arthur R. Block
                                              Title: Senior Vice President